TRAVELERS SERIES FUND INC.
on behalf of the
PUTNAM DIVERSIFIED INCOME PORTFOLIO
Prospectus Supplement dated December 8, 1997
to Prospectus dated February 28, 1997


The following information supplements, and to the extent inconsistent therewith supersedes, the information set forth in the Prospectus under "Putnam Diversified Income Portfolio":

1.	Investments in the U.S. Government Sector may include
privately issued debt securities that are rated at least BBB or Baa by a nationally recognized securities ratings agency, such as Standard & Poor's or Moody's Investors Service,
Inc., or, if unrated, are determined by Putnam Investment Management, Inc. ("Putnam Management") to be of comparable quality.

2.	Investments in the International Sector are not subject to
any limitation based on securities ratings (other than the limitation set forth below) and may be denominated in any currency, including the U.S. dollar. Investments in fixed income securities of foreign governments and supranational entities will be allocated to the International Sector. The
High Yield Sector and the International Sector may each make investments in foreign corporate fixed income securities.

3.	No more than 5% of the net assets of the Portfolio,
regardless of whether they are allocated to the High Yield Sector or the International Sector, may be invested in securities rated below Caa or CCC by a nationally recognized securities ratings agency or, if unrated, determined by Putnam Management to be of comparable quality.

The foregoing investment limitations will be measured at the time of investment and, to the extent a security is assigned a different rating by one or more of the various rating agencies, Putnam Management will use the highest rating assigned by any agency.






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